UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2004

ACTION PERFORMANCE COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Arizona	0-21630	86-0704792

(State or Other	(Commission File	(IRS Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

1480 South Hohokam Drive, Tempe, Arizona 85281

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (602) 337-3700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On November 12, 2004, Action Performance Companies, Inc. issued a press release reporting that its Board of Directors declared a quarterly dividend of five cents ($0.05) per share of common stock for the quarter ending December 31, 2004. The dividend is payable on January 5, 2005 to shareholders of record at the close of business on December 17, 2004.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press release from Action Performance Companies, Inc., dated November 12, 2004 titled “Action Performance’s Board of Directors Declares Quarterly Dividend.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2004	Action Performance Companies, Inc.
	By:	/s/ David M. Riddiford
		Name:	David M. Riddiford
		Title:	Chief Financial Officer, Secretary and Treasurer